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                                                                  Exhibit 10.30

                              AMENDMENT NO. 2 TO
        THE SECURITIES TRANSFER, RECAPITALIZATION AND HOLDERS AGREEMENT

          THIS AMENDMENT NO. 2 TO THE SECURITIES TRANSFER, RECAPITALIZATION
AND HOLDERS AGREEMENT, dated November 29, 2001 (the "Amendment"), is by and among DELCO REMY INTERNATIONAL, INC., a Delaware corporation (the "Company"), COURT SQUARE CAPITAL LIMITED, a Delaware corporation ("Court Square"), DRI GROUP LLC, a Delaware limited liability company ("DRI Group"), BERKSHIRE HATHAWAY INC., a Delaware corporation ("Berkshire"), the Individual Investors and DRESDNER KLEINWORT CAPITAL PARTNERS 2001 LP, a Delaware limited partnership
(the "Purchaser"). The Company, Court Square, DRI Group, Berkshire, the Individual Investors and the Purchaser are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   Background
                                   ----------

          A. The Company, Court Square, DRI Group, World Equity Partners, L.P., a Delaware limited partnership ("WEP"), DRI Acquisition Corporation, a Delaware corporation ("DRI Acquisition") and the Individual Investors are parties to that certain Securities Transfer, Recapitalization and Holders Agreement, dated March 14, 2001 (the "Original Agreement").

          B. The Original Agreement sets forth certain agreements and understandings among the Parties thereto with respect to the stock of the Company held by the Parties.

          C. The Original Agreement was amended by Amendment No. 1 to the Securities Transfer, Recapitalization and Holders Agreement dated June 27, 2001 by and among the Parties other than the Purchaser (the "First Amendment").

          C. The Company, Court Square and the Purchaser have entered into that certain Securities Purchase Agreement date of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, Court Square shall sell to the Purchaser, and the Purchaser shall purchase, 90,406.62 shares of the Company's 12% Series A Cumulative Compounding Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") and 97,808.33 shares of the Company's Class C Common Stock, par value $.001 per share.

          D. In connection with, and as a condition to, the transactions contemplated by the Purchase Agreement, the Parties now desire to further amend the Original Agreement in accordance with Section 8.1 thereof, as provided in this Amendment.

                                      Terms
                                      -----

          In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Parties hereby agree as follows:
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     Section 1.     Defined Terms. Capitalized terms not otherwise defined
                    -----------
herein shall have the respective meanings ascribed to such terms in the Original Agreement.

     Section 2.     Status of Purchaser. Upon execution and delivery of this
                    -------------------
Amendment, the Purchaser shall become a party to the Original Agreement, shall constitute an "Investor" for all purposes under Sections 3.5, Article IV,
Article VII, and Article VIII of the Original Agreement and shall constitute an "Institutional Investor" for purposes of Section 4.2 of the Original Agreement.

     Section 3.     Purchaser Permitted Transferees. The Original Agreement is
                    -------------------------------
hereby amended by adding a new Section 3.5(b)(ix) immediately after Section 3.5(b)(viii) of the Agreement as follows:

               "(ix)     in the case of Dresdner Kleinwort Capital Partners 2001
          L.P. ("Dresdner") or its Permitted Transferees, (a) Dresdner or any of its Affiliates, or (b) any limited partnership, limited liability company or other investment vehicle that is sponsored or managed (whether through the ownership of securities having a majority of the voting power, as general partner or through the management of investments) by Dresdner or its Affiliates or by present employees of Dresdner or its Affiliates."

     Section 4.     Financial Statements and Other Information. The first
                    ------------------------------------------
paragraph of Section 4.2 of the Original Agreement is hereby stricken and replaced in its entirety with the following:

               "Financial Statements and Other Information. After the Merger
                ------------------------------------------
          and so long as: (a) (i) any Institutional Investor, (ii) any Permitted Transferee of such Institutional Investor who owns or has the right to acquire 10% or more of the Common Stock outstanding, or
          (iii) Continuing Investor, as the case may be, owns any of the Securities, or (b) Dresdner Kleinwort Capital Partners 2001, L.P., a Delaware limited partnership ("Dresdner"), and its Permitted Transferees own, in the aggregate, 2% of the Common Stock outstanding calculated on a fully diluted basis, the Company shall deliver to such Institutional Investor, such Permitted Transferee, such Continuing Investor, and/or Dresdner, as applicable:"

     Section 5.     Amendment and Modification. Section 8.1 of the Original
                    --------------------------
Agreement is hereby stricken and replaced in its entirety with the following:

          "This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) the holders of a majority of the Common Stock held by Court Square and its Permitted Transferees (so long as Court Square and its Permitted Transferees own in the aggregate at least 10% of the outstanding Common Stock

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          on a fully diluted basis), (iii) the holders of a majority of the outstanding Common Stock on a fully diluted basis (including Shares owned by Court Square and its Affiliates), (iv) only with respect to amendments of Sections 4.5 and 6.3 hereof, the holders of a majority of the Common Stock held by the Management Investors if such amendment would materially adversely affect such Management
          Investors, (v) only with respect to any amendment, modification or waiver that would materially adversely affect rights or obligations of Berkshire Hathaway Inc. ("Berkshire") or its Permitted
          Transferees, Berkshire (so long as Berkshire and its Permitted Transferees own in the aggregate at least 10% of the outstanding Common Stock on a fully diluted basis) and (vi) only with respect to amendments of Sections 3.4, 4.2, 4.4, 4.5 and 8.1 hereof, the holders of a majority of the Common Stock held by Dresdner and its Permitted Transferees (so long as Dresdner and its Permitted Transferees own in the aggregate at least 2% of the outstanding
          Common Stock on a fully diluted basis) if such amendment would materially adversely affect the rights and obligations of Dresdner and its Permitted Transferees. Notwithstanding the foregoing, no amendment to this Agreement that joins any transferee(s) of Shares as an "Investor" and/or an "Institutional Investor" for all purposes hereunder shall be deemed to materially adversely affect the rights or obligations of the Management Investors, Berkshire and its Permitted Transferees or Dresdner and its Permitted Transferees by reason of such joinder. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement."

     Section 6.     Continued Effect of Original Agreement. Except as
                    --------------------------------------
specifically amended herein, all other terms and provisions of the Original Agreement, as amended by the First Amendment, shall remain unchanged and in full force and effect.

     Section 7.     Incorporation of Amendment. On and after the date hereof
                    --------------------------
each reference in the Original Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall be a reference to the Original Agreement as amended by the First Amendment and hereby.

     Section 8.     Effectiveness. This Amendment shall be effective when
                    -------------
executed by the Company, Court Square, Berkshire and the Purchaser.

     Section 9.     Miscellaneous.
                    -------------

                    Section 9.1.    Entire Agreement. The agreement of the
                                    ----------------
Parties, which is comprised of this Amendment, the First Amendment and the Original Agreement (including the

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exhibits thereto), sets forth the entire agreement and understanding between the Parties and supersedes any prior agreement or understanding, written or oral, relating to the subject matter of this Amendment, the First Amendment and the Original Agreement.

                    Section 9.2.    Governing Law. The validity, performance,
                                    -------------
construction and effect of this Amendment shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

                    Section 9.3.    Headings. The headings in this Amendment
                                    --------
are for convenience of reference only and shall not constitute a part of this Amendment, nor shall they affect their meaning, construction or effect.

                    Section 9.4.    Counterparts. This Amendment may be
                                    ------------
executed in two or more counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

                            [Signature Pages Follow]

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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           DELCO REMY INTERNATIONAL, INC.

                                           By: /s/ Thomas J. Snyder
                                              ------------------------------
                                              Name: Thomas J. Snyder
                                              Title: President and Chief
                                                     Executive Officer

                                           COURT SQUARE CAPITAL LIMITED

                                           By: /s/ Joseph Silvestri
                                              ------------------------------
                                              Name: Joseph Silvestri
                                              Title: Vice President

                                           DRI GROUP LLC

                                           By:
                                              ------------------------------
                                              Name:
                                              Title:

                                           BERKSHIRE HATHAWAY INC.

                                           By: /s/ Marc D. Hamburg
                                              ------------------------------
                                              Name: Marc D. Hamburg
                                              Title: Vice President
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           MANAGEMENT INVESTORS:

                                           ____________________________________
                                           Thomas J. Snyder
                                           984 North 500 West
                                           Anderson, IN  46011

                                           ____________________________________
                                           J. Timothy Gargaro
                                           3245 Morningview Terrace
                                           Bloomfield Hills, Michigan 48301

                                           ____________________________________
                                           Joseph P. Felicelli
                                           10189 Summerlin Way
                                           Fishers, IN 46038

                                           ____________________________________
                                           Richard L. Stanley
                                           3028 West 53rd Street
                                           Anderson, IN 46011

                                           ____________________________________
                                           Susan E. Goldy
                                           11448 Lake Stonebridge Lane
                                           Fishers, IN 46038

                                           ____________________________________
                                           Roderick English
                                           205 South Creedmore Way
                                           Anderson, IN 46011

                                           ____________________________________
                                           Patrick C. Mobouck
                                           Grez-Doiceau, Belgium
                                           Alee De La Ferme Du Bercuit 5A
                                           B-1390, Hungary
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           MANAGEMENT INVESTORS:

                                           ____________________________________
                                           Richard Keister
                                           110 Carolyn Drive
                                           Cross Junction, VA 22625

                                           DAISY FARM LIMITED PARTNERSHIP

                                           By:_________________________________
                                              Name:
                                              Title:

                                           ____________________________________
                                           Sandra M. Stanley
                                           3028 West 53rd Street
                                           Anderson, IN 46011
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           CONTINUING INVESTORS:

                                           JAMES R. GERRITY LIVING TRUST DATED
                                           MARCH 6, 1990

                                           By:_________________________________
                                              Name:
                                              Title:

                                           SUSAN GERRITY LIVING TRUST DATED
                                           MARCH 6, 1990

                                           By:_________________________________
                                              Name:
                                              Title:
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          IN WITNESS WHEREOF, the Parties have executed this Amendment upon the day and year first above written.

                                           PURCHASER:

                                           DRESDNER KLEINWORT CAPITAL
                                           PARTNERS 2001 LP

                                           By:   Dresdner Kleinwort Capital
                                                 2001 LLC
                                           Its:  General Partner
                                           By:   Private Equity Employees II LLC
                                           Its:  Managing Member

                                           By: /s/ Adam Lichtenstein
                                              ------------------------------
                                              Name: Adam Lichtenstein
                                              Its:  Authorized Person